Exhibit 99.3

                             Owned Generation Assets

The following table sets forth at May 31, 2001 the net generation capacity of, and other information about, the stations that we own directly:


                                                                                                                             Net
Fuel/Technology                                                                                                           Generation
---------------                                                      No of      %         Primary        Dispatch         Capacity
              Station                   Location                     Units    Owned (1)   Fuel Type        Type             MW (2)
              -------                   --------                     -----    ---------   ---------       -------           -------
Nuclear (3)
              Braidwood               Braidwood, IL                     2                  Uranium        Base-load         2,308
              Byron                   Byron, IL                         2                  Uranium        Base-load         2,304
              Dresden                 Morris, IL                        2                  Uranium        Base-load         1,592
              LaSalle Country         Seneca, IL                        2                  Uranium        Base-load         2,291
              Limerick                Limerick Twp., PA                 2                  Uranium        Base-load         2,312
              Peach Bottom            Peach Bottom Twp., PA             2       46.245     Uranium        Base-load         1,028
              Quad Cities             Cordova, IL                       2       75.00      Uranium        Base-load         1,172
              Salem                   Hancock's Bridge, NJ              2       42.59      Uranium        Base-load           942

Fossil
(Steam Turbines)
              Cromby 1                Phoenixville, PA                  1                  Coal           Base-load           144
              Cromby 2                Phoenixville, PA                  1                  Oil            Intermediate        201
              Delaware                Philadelphia, PA                  2                  Oil            Peaking             250
              Eddystone 1, 2          Eddystone, PA                     2                  Coal           Base-load           581
              Eddystone 3, 4          Eddystone, PA                     2                  Oil            Intermediate        760
              Schuylkill              Philadelphia, PA                  1                  Oil            Peaking             166
              Conemaugh               New Florence, PA                  2       20.72      Coal           Base-load           352
              Keystone                Shelocta, PA                      2       20.99      Coal           Base-load           357
              Fairless Hills          Falls Twp., PA                    2                  Landfill Gas   Peaking              60

Fossil
(Combustion
Turbines)
              Chester                 Chester, PA                       3                  Oil            Peaking              39
              Croydon                 Bristol Twp., PA                  8                  Oil            Peaking             380
              Delaware                Philadelphia, PA                  4                  Oil            Peaking              56
              Eddystone               Eddystone, PA                     4                  Oil            Peaking              60
              Falls                   Falls Twp., PA                    3                  Oil            Peaking              51
              Moser                   Lower Pottsgrove Twp., PA         3                  Oil            Peaking              51
              Pennsbury               Falls Twp., PA                    2                  Landfill Gas   Peaking               6
              Richmond                Philadelphia, PA                  2                  Oil            Peaking              96
              Schuylkill              Philadelphia, PA                  2                  Oil            Peaking              30
              Southwark               Philadelphia, PA                  4                  Oil            Peaking              52
              Salem                   Hancock's Bridge, NJ              1       42.59      Oil            Peaking              16

Fossil
(Internal
Combustion)

              Cromby                  Phoenixville, PA                  1                  Oil            Peaking               3
              Delaware                Philadelphia, PA                  1                  Oil            Peaking               3
              Schuylkill              Philadelphia, PA                  1                  Oil            Peaking               3
              Conemaugh               New Florence, PA                  4       20.72      Oil            Peaking               2
              Keystone                Shelocta, PA                      4       20.99      Oil            Peaking               2

Hydroelectric
              Conowingo               Harford Co., MD                  11                  Hydro          Base-load           512

Pumped Storage
              Muddy Run               Lancaster Co., PA                 8                  Hydro         Intermediate         977
                                                                      ----                                                 --------
      Total                                                             97                                                  19,159
-------------------------

(1) 100%, unless otherwise indicated.
(2) For nuclear stations, capacity reflects the annual mean rating. All other stations reflect a summer rating.
(3) All nuclear stations are boiling water reactors except Braidwood, Byron and Salem, which are pressurized water reactors.

We operate all of the facilities except for Salem, which is operated by PSEG Nuclear LLC, Keystone and Conemaugh, which are operated by Reliant Energy.